                                                                     EXHIBIT 1.1



                                                                  DRAFT, 9/22/97

                                4,000,000 Shares

                         TRANSCRYPT INTERNATIONAL, INC.

                                  Common Stock
                            Par Value $.01 Per Share


                             UNDERWRITING AGREEMENT


                                                           ____________ __, 1997


Furman Selz LLC
Montgomery Securities
Dain Bosworth Incorporated
As Representatives of the several Underwriters
c/o Furman Selz LLC
101 California Street, Suite 4300
San Francisco, California 94111

Ladies and Gentlemen:

                 Transcrypt International, Inc., a Delaware corporation (the "COMPANY"), and the stockholders of the Company named in Schedule B hereto (the "SELLING STOCKHOLDERS") propose, subject to the terms and conditions stated herein, to issue and sell, or to sell, as the case may be, to the several Underwriters named in Schedule A hereto (the "UNDERWRITERS"), for which you are acting as representatives (the "REPRESENTATIVES"), an aggregate of 4,000,000 shares (the "FIRM SHARES") of Common Stock, par value $.01 per share, of the Company (the "COMMON STOCK"), including 2,000,000 shares to be sold by the Company and 2,000,000 shares to be sold by the Selling Stockholders. The Company and the Selling Stockholders also propose, subject to the terms and conditions stated herein, to issue and sell, or to sell, as the case may be, to the Underwriters, at their election, up to an aggregate of 600,000 shares of Common Stock (the "OPTION SHARES"), including 184,481 shares to be sold by the Company and 415,519 shares to be sold by the Selling Stockholders. The Firm Shares and the Option Shares are herein collectively called the "SHARES."

                 The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-1 (File No. 333-35469) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "ACT"). The registration statement, as amended at the time it was declared effective, including the information (if any) deemed to be part thereof pursuant to Rule 430A under the Act is herein referred to as the "REGISTRATION STATEMENT." The form of prospectus
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                                                                  DRAFT, 9/22/97

first filed by the Company with the Commission pursuant to Rules 424(b) and 430A under the Act is referred to herein as the "PROSPECTUS." Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective or filed with the Commission pursuant to Rule 424(a) under the Act is referred to herein as a "PRELIMINARY PROSPECTUS." Copies of the Registration Statement, including all exhibits and schedules thereto, any amendments thereto and all Preliminary Prospectuses have been delivered to you.

                 The Company and the Selling Stockholders hereby confirm their respective agreements with respect to the purchase of the Shares by the Underwriters as follows:

                 1.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                          (a)     The Company represents and warrants to, and
agrees with, each of the Underwriters that:

                                    (i)    The Registration Statement has been
                          declared effective under the Act, and no post-effective amendment to the Registration Statement has been filed with the Commission as of the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement under the Act has been issued and no proceeding for that purpose has been instituted or threatened by the Commission.

                                   (ii)    No order preventing or suspending
                          the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission promulgated thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the Company makes no representation or warranty as to information contained in or omitted in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use in the preparation thereof.

                                  (iii) The Registration Statement conforms, and the Prospectus and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the rules and regulations thereunder. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, contains or will contain, as the case may be, any untrue statement of a material





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                                                                  DRAFT, 9/22/97

                          fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, expressly for use in the preparation thereof

                                   (iv)    The Company has been duly organized,
                          is validly existing as a corporation in good standing under the laws' of the State of Delaware, has the corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business in all jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualification and the failure so to qualify would have a material adverse effect on the business or condition (financial or otherwise), results of operations, stockholders' equity or prospects of the Company and its subsidiaries, taken as a whole ("Material Adverse Effect").

                                    (v)    Each subsidiary of the Company has
                          been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business in all jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualification and the failure so to quality would have a Material Adverse Effect. All outstanding shares of capital stock of each of the subsidiaries of the Company have been duly authorized and validly issued, are fully paid and non-assessable, and are owned, directly or indirectly, by the Company free and clear of all liens, encumbrances and security interests. No options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into, shares of capital stock or ownership interests in any of the subsidiaries of the Company are outstanding.

                                   (vi)    The outstanding shares of capital
                          stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All offers and sales by the Company of outstanding shares of capital stock and other securities of the Company, prior to the date hereof, were made in compliance with the Act and all applicable state





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                                                                  DRAFT, 9/22/97

                          securities or blue sky laws. The Shares to be issued and sold by the Company to the Underwriters pursuant to this Agreement have been duly authorized and, when issued and paid for as contemplated herein, will be validly issued, fully paid and nonassessable, free and clear of all liens, defects or encumbrances. Except as otherwise stated or described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of capital stock of the Company pursuant to the Company's Certificate of Incorporation, Bylaws or any agreement or other instrument to which the Company is a party or by which the Company is bound or of which the Company has knowledge. Neither the filing of the Registration Statement nor the offering or the sale of the Shares as contemplated by this Agreement gives rise to any rights for, or relating to, the registration of any shares of capital stock or other securities of the Company, except such rights which have been validly waived or satisfied. Except as described in the Prospectus, there are no outstanding options, warrants or other securities or any agreements, contracts or other rights to purchase or acquire from the Company any shares of its capital stock. The Company has the authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus. The outstanding capital stock of the Company, including the Shares, conforms, and the Shares to be issued by the Company to the Underwriters will conform, to the description thereof contained in the Prospectus.

                                  (vii)    The financial statements, together
                          with the related notes and schedules as set forth in the Registration Statement and Prospectus, present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made, except as otherwise stated therein. The pro forma summary and selected financial data of the Company included in the Registration Statement present fairly the information shown therein on the basis stated in the Registration Statement and have been compiled on a basis consistent with the financial statements presented therein.

                                 (viii)    There is no action or proceeding
                          pending or, to the knowledge of the Company, threatened or contemplated against the Company or any of its subsidiaries before any court or administrative or





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                                                                  DRAFT, 9/22/97

                          regulatory agency which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect.

                                   (ix)    The Company and its subsidiaries
                          have good and marketable title to all properties and assets reflected as owned in the financial statements hereinabove described (or as described as owned in the Prospectus), in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or do not materially affect the value of such properties and assets and do not materially interfere with the use made and proposed to be made of such properties and assets by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                                    (x)    Since the respective dates as of
                          which information is given in the Registration Statement, as it may be amended or supplemented, (A) there has not been any material adverse change, or any development reasonably likely to result in a material adverse change, in or affecting the condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, or the business affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, whether or not occurring in the ordinary course of business, (B) there has not been any transaction not in the ordinary course of business entered into by the Company or any of its subsidiaries which is material to the Company and its subsidiaries, taken as a whole, other than transactions described in the Registration Statement, (C) the Company and its subsidiaries have not incurred any material liabilities or obligations, which are not in the ordinary course of business or which are reasonably likely to result in a material reduction m the future earnings of the Company and its subsidiaries taken as a whole, (D) the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (E) there has not been any change in the capital stock of the Company (other than upon the exercise of options and warrants described in the Registration Statement), or any material increase in the short-term or long-term debt (including capitalized lease obligations) of the Company and its subsidiaries taken as a whole, (F) there has not





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                                                                  DRAFT, 9/22/97

                          been any declaration or payment of any dividends or any distributions of any kind with respect to the capital stock of the Company other than any dividends or distributions described or contemplated in the Registration Statement, and (G) there has not been any issuance of warrants, options, convertible securities or other rights to purchase or acquire capital stock of the Company and its subsidiaries, except as described in the Registration Statement.

                                   (xi)    Neither the Company nor any of its
                          subsidiaries is in violation of, or in default under, its Certificate of Incorporation or Bylaws, or any statute, or any rule, regulation, order, judgment, decree or authorization of any court or governmental or administrative agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them are bound or to which any property or assets of the Company or any of its subsidiaries is subject, which violation or default (whether with the giving of notice or passage of time or otherwise) would have a Material Adverse Effect.

                                  (xii)    The issuance and sale of the Shares
                          by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated herein
                          (A) will not violate any provision of the Certificate of Incorporation or Bylaws of the Company or any of its subsidiaries, (B) will not violate any statute or any order, judgment, decree, rule, regulation or authorization of any court or governmental or administrative agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, and (C) will not conflict with, result in a breach or violation of, or constitute, either by itself or upon notice or passage of time or both, a default under any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or assets of the Company or any of its subsidiaries is subject. No approval, consent, order, authorization, designation, declaration or filing by or with any court or governmental agency or body is required for the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated, except as may be required under the Act or any state securities or blue sky laws.





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                                                                  DRAFT, 9/22/97

                                 (xiii)    The Company and each of its
                          subsidiaries holds and is operating in compliance with all material licenses, approvals, certificates and permits from governmental and regulatory authorities, foreign and domestic, which are necessary to the conduct of its business as described in the Prospectus.

                                  (xiv)    The Company has the power and
                          authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement, including, without limitation the power and authority to authorize, issue and sell the Shares it will sell hereunder as contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company.

                                   (xv)    Coopers & Lybrand L.L.P., which has
                          certified certain of the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act and the rules and regulations thereunder.

                                  (xvi)    Price Waterhouse LLP, which has
                          certified certain of the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act and the rules and regulations thereunder.

                                 (xvii)    The Company has not taken and will
                          not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock to facilitate the sale of the Shares.

                                (xviii)    The Shares have been approved for
                          designation upon notice of issuance on the Nasdaq National Market under the symbol "TRII."

                                  (xix)    The Company has obtained and
                          delivered to the Representatives written agreements, in form and substance satisfactory to the Representatives, of each of its directors, executive officers and shareholders that no offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Common Stock or other capital stock of the Company will be made for a period of 180 days after the date of the Prospectus, directly or indirectly, by such holder otherwise than hereunder or with the prior written consent of Furman Selz LLC.





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                                                                  DRAFT, 9/22/97

                                   (xx)    The Company has not distributed and
                          will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

                                  (xxi)    The Company is in material
                          compliance with all provisions of Florida Statutes
                          Section 517.075 (Chapter 92-198, laws of Florida). The Company does not do any business, directly or indirectly, with the government of Cuba or with any person or entity located in Cuba.

                                 (xxii)    The Company and its subsidiaries
                          have filed all federal, state, local and foreign tax returns or reports required to be filed, and have paid in full all taxes indicated by said returns or reports and all assessments received by it or any of them to the extent that such taxes have become due and payable, except where the Company and its subsidiaries are contesting in good faith such taxes and assessments or the amounts involved are not material to the Company.

                                (xxiii)    The Company and each of its
                          subsidiaries owns or licenses all material patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and other similar rights necessary for the conduct of its business as described in the Prospectus. The Company has no knowledge of any infringement by it or its subsidiaries of any patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others, and neither the Company nor any of its subsidiaries has received any notice or claim of conflict with the asserted rights of others with respect any of the foregoing.

                                 (xxiv)    The Company is not, and upon
                          completion of the sale of Shares contemplated hereby will not be, required to register as an "investment company" under the Investment Company Act of 1940, as amended.

                                  (xxv)    The Company maintains a system of
                          internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access





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                                                                  DRAFT, 9/22/97

                          to records is permitted only in accordance with management's general or specific authorization; and
                          (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                                 (xxvi)    Other than as contemplated by this
                          Agreement and as disclosed in the Registration Statement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                                (xxvii)    Neither the Company nor any of its
                          subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. Neither the Company nor any of its subsidiaries is a party to a collective bargaining agreement, and the Company and its subsidiaries believe that relations with their employees are good.

                               (xxviii)    The Company and each of its
                          subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                                 (xxix)    The Company and its subsidiaries are
                          (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the





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                                                                  DRAFT, 9/22/97

                          terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

                          (b)     Any certificate signed by any officer of the
Company and delivered to the Representatives or counsel to the Underwriters shall be deemed to be a representation and warranty of the Company to each Underwriter as to the matters covered thereby.

                 2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING STOCKHOLDERS.

                          (a)     Each Selling Stockholder severally represents
and warrants to, and covenants and agrees with, each of the Underwriters and the Company that:

                                    (i)    Such Selling Stockholder has duly
                          executed and delivered a Power of Attorney (the "POWER OF ATTORNEY"), appointing _________________ and _______________ and each of them, as attorney-in-fact (the "ATTORNEYS-IN-FACT") with full power and authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to authorize the delivery of the Shares to be sold by the Selling Stockholder hereunder, and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement.

                                   (ii)    Such Selling Stockholder has duly
                          executed and delivered a Custody Agreement (the "CUSTODY AGREEMENT") with [NORWEST BANK MINNESOTA, N.A.], as Custodian, pursuant to which certificates in negotiable form for the Shares to be sold by such Selling Stockholder hereunder have been placed in custody for delivery under this Agreement.

                                  (iii)    Such Selling Stockholder has full
                          right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder; and all consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained, except such as may be required by any state securities or blue sky laws.

                                   (iv)    Such Selling Stockholder has, and at
                          the Closing Date and the Option Closing Date as the case may be (as such dates are hereinafter defined), will have good and valid title to the Firm Shares and the Option Shares, respectively, to be sold by such Selling Stockholder hereunder,





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                                                                  DRAFT, 9/22/97

                          free of any liens, encumbrances, security interests, equities or claims whatsoever; and upon delivery of and payment for such Firm Shares and Option Shares pursuant to this Agreement, good and valid title thereto, free of any liens, encumbrances, security interests, equities or claims whatsoever, will be transferred to the several Underwriters.

                                    (v)    The consummation by such Selling
                          Stockholder of the transactions herein contemplated and the fulfillment by such Selling Stockholder of the terms hereof will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any will, mortgage, deed of trust, loan agreement or other agreement, instrument or obligation to which such Selling Stockholder is a party or to which any of the property or assets of such Selling Stockholder is subject, except for such agreements, instruments or obligations for which consents have been obtained, nor will such actions result in any violations of the provisions of the charter or by-laws if such Selling Stockholder is a corporation, the partnership agreement, certificate or articles if the Selling Stockholder is a partnership, or any statute, rule, regulation or order applicable to such Selling Stockholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over such Selling Stockholder.

                                   (vi)    Such Selling Stockholder has not
                          taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock.

                                  (vii) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus thereof, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information with respect to such Selling Stockholder furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did not, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will not, when they become effective or are filed with the Commission, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                                 (viii)    Such Selling Stockholder will not
                          offer to sell, sell, transfer, assign or otherwise dispose of any Common Stock or other

                                                                  DRAFT, 9/22/97

                          capital stock of the Company, directly or indirectly, for a period of 180 days after the date of the Prospectus, otherwise than hereunder or with the written consent of Furman Selz LLC.

                          (b)     Each of John T. Connor and Jeffery L. Fuller
(the "INSIDER SELLING STOCKHOLDERS") severally represents and warrants, and covenants and agrees with, each of the Underwriters that neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Insider Selling Stockholders make no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, expressly for use in the preparation thereof

                          (c)     In order to document the Underwriters'
compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, each of the Selling Stockholders agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                          (d)     Each of the Selling Stockholders specifically
agrees that the Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Stockholder for such custody and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. Each of the Selling Stockholders specifically agrees that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a corporation or partnership, by the dissolution of such corporation or partnership, or by the occurrence of any other event. If any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such corporation or partnership should be dissolved, or if any other such event should occur before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the

                                                                  DRAFT, 9/22/97

Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

                          (e)     Any certificate signed by or on behalf of any
Selling Stockholder and delivered to the Representatives or to counsel to the Underwriters shall be deemed to be a representation and warranty of such Selling Stockholder to each Underwriter as to the matters covered thereby.

                 3.       PURCHASE, SALE AND DELIVERY OF SHARES.

                 On the basis of the representations, warranties and covenants contained herein, and subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agrees, severally and not jointly, to sell to each Underwriter and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a price of $_______ per share, the number of Firm Shares (to be adjusted by you to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company and each of the Selling Stockholders, respectively, as set forth opposite their respective names in Schedule B hereto, by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all the Underwriters from the Company and the Selling Stockholders hereunder.

                 In addition, on the basis of the representations, warranties and covenants herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Stockholder, as and to the extent indicated in Schedule B hereto, hereby grant, severally and not jointly, to the several Underwriters an option to purchase at their election up to an aggregate of 600,000 Option Shares at the same price per share as set forth for the Firm Shares in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. The option granted hereby may be exercised in whole or in part, but only once, and at any time upon written notice given within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company, the Attorneys-in-Fact and the Custodian setting forth the number of Option Shares as to which the several Underwriters are exercising the option and the time and date at which certificates are to be delivered. Any such election to purchase Option Shares shall be made as set forth in Schedule B hereto. If any Option Shares are purchased, each Underwriter agrees, severally and not jointly, to purchase that portion of the number of Option Shares as to which such election shall have been exercised (subject to adjustment to eliminate fractional shares) determined by multiplying such number of Option Shares by a fraction the numerator of which is the maximum number of Option Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the maximum number of Option Shares which all of the Underwriters are entitled to purchase hereunder. The time and

                                                                  DRAFT, 9/22/97

date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than two or later than ten full business days after the exercise of such option, and shall not in any event be prior to the Closing Date. If the date of exercise of the option is three or more full days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date.

                 Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Furman Selz LLC may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company and the Selling Stockholders to you for the account of such Underwriter at such time and place as shall hereafter be designated by the Representatives, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of immediately available funds to such accounts as the Company and the Custodian shall have designated to the Representatives in writing at least two business days preceding the Closing Date. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:00 a.m. New York time, at the offices of Furman Selz LLC, _______________________, New York, New York _________, on _____________ __,1997, or such other time and date as you and the Company may agree upon in writing, such time and date being herein referred to as the "CLOSING DATE," and, with respect to the Option Shares, at the time and on the date specified by you in the written notice given by you of the Underwriters' election to purchase the Option Shares, or such other time and date as you and the Company may agree upon in writing, such time and date being referred to herein as the "OPTION CLOSING DATE." Such certificates will be made available for checking and packaging at least twenty-four hours prior to the Closing Date or the Option Closing Date, as the case may be, at a location as may be designated by you.

                 4.       OFFERING BY UNDERWRITERS.

                 It is understood that the several Underwriters propose to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 3 hereof, the Underwriters will offer such Option Shares to the public on the foregoing terms.

                 5.       COVENANTS OF THE COMPANY.

                 The Company covenants and agrees with the several Underwriters that:

                          (a)     The Company will prepare and timely file with
the Commission under Rule 424(b) under the Act a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A under the Act, and

                                                                  DRAFT, 9/22/97

will not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy and as to which the Representatives shall have objected in writing promptly after reasonable notice thereof or which is not in compliance with the Act or the rules and regulations thereunder.

                          (b)     The Company will advise the Representatives
promptly of any request of the Commission for amendment of the Registration Statement or for any supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for that purpose, and the Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus or suspending such qualification and to obtain as soon as possible the lifting thereof, if issued.

                          (c)     The Company will cooperate with you and your
counsel in order to qualify or register the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and to continue such qualifications in effect for so long as the Representatives may reasonably request for distribution of the Shares (or obtain exemptions from the application of such laws), provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required.

                          (d)     The Company will furnish the Underwriters
with as many copies of any Preliminary Prospectus as the Representatives may reasonably request and, during the period when delivery of a prospectus is required under the Act, the Company will furnish the Underwriters with as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may, from time to time, reasonably request. The Company will deliver to the Representatives, at or before the Closing Date, two signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement, without exhibits, and of all amendments thereto, as the Representatives may reasonably request.

                          (e)     If, during the period in which a prospectus
is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or if for any other reason it shall be necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will notify the Representatives

                                                                  DRAFT, 9/22/97

of such event and prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in light of the circumstances existing when it is so delivered, not misleading, or so that the Prospectus will comply with law. In case any Underwriter is required by law to deliver a prospectus in connection with sales of any Shares at any time nine months or more after the effective date of the Registration Statement, upon the request of the Representatives but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

                          (f)     The Company will make generally available to
its security holders, as soon as it is practicable to do so, but in any event not later than 18 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 thereunder and will advise you in writing when such statement has been so made available.

                          (g)     The Company will, for such period up to five
years from the Closing Date, deliver to the Representatives copies of its annual report and copies of all other documents, reports and information furnished by the Company to its security holders or Sled with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act. The Company will deliver to the Representatives similar reports with respect to significant subsidiaries, as that term is defined in the rules ad regulations under the Act, which are not consolidated in the Company's financial statements.

                          (h)     No offering, sale or other disposition of any
Common Stock or other capital stock of the Company, or warrants, options, convertible securities or other rights to acquire such Common Stock or other capital stock (other than pursuant to employee stock option plans and, outstanding options as disclosed in the Prospectus and other than securities issued in connection with any merger, consolidation, acquisition of stock or assets, joint venture or other business combination or arrangement which are not effectively registered under the Act for at least 180 days after the date of this Agreement) will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Representatives.

                          (i)     The Company will apply the net proceeds from
the sale of the Shares to be sold by it hereunder substantially in accordance with the purposes set forth under "Use of Proceeds" in the Prospectus.

                                                                  DRAFT, 9/22/97

                          (j)     The Company will use its best efforts to
maintain the designation of the Common Stock on the Nasdaq National Market.

                 6.       Costs and Expenses.

                 The Company will pay (directly or by reimbursement) all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of preparing, printing and filing of the Registration Statement, Preliminary Prospectuses and the Prospectus and any amendments and supplements thereto and the printing, mailing and delivery to the Underwriters and dealers of copies thereof and of this Agreement, the Agreement Among Underwriters, any Selected Dealers Agreement, the Underwriters' Selling Memorandum, the Invitation Letter, the Power of Attorney, the Blue Sky Memorandum and any supplements or amendments thereto (excluding, except as provided below, fees and expenses of counsel to the Underwriters); the filing fees of the Commission; the filing fee incident to securing any required review by the NASD of the terms of the sale of the Shares; listing fees, if any, transfer taxes and the expenses, including the reasonable fees and disbursements of counsel for the Underwriters incurred in connection with the qualification of the Shares under state securities or Blue Sky laws; the fees and expenses incurred in connection with the designation of the Shares on the Nasdaq National Market; the costs of preparing stock certificates; the costs and fees of any registrar or transfer agent and all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. In addition, the Company will pay all travel and lodging expenses incurred by management of the Company in connection with any informational "road show" meetings held in connection with the offering and will also pay for the preparation of all materials used in connection with such meetings. The Selling Stockholders will pay the fees and expenses of any separate counsel retained by them in connection with the transactions contemplated hereby and any other costs incurred by them in performing their obligations hereunder. The Company and the Selling Stockholders shall not be required to pay for any of the Underwriters' expenses (other than those related to qualification of the Shares under state securities or Blue Sky laws and filing fees incident to securing any required review by the NASD of the terms of the sale of the shares which shall be paid by the Company as provided above) except that, if this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11(b) hereof, or by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their respective parts to be performed, unless such failure to satisfy said condition or to comply with said terms shall be due to the default or omission of any Underwriter, then the Company shall promptly upon request by the Representatives reimburse the several Underwriters for all out-of-pocket accountable expenses, including reasonable fees and disbursements of counsel, incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation

                                                                  DRAFT, 9/22/97

of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares. If the Company is required to pay the expenses of the Underwriters under the preceding sentence as a result of any failure, refusal or inability on the part of any Selling Stockholder to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, the Company shall be entitled to collect the amount so paid from such Selling Stockholder.

                 7.       CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

                 The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date, are subject to the condition that all representations and warranties of the Company and the Selling Stockholders contained herein are true and correct, at and as of the Closing Date or the Option Closing Date, as the case may be, the condition that the Company and the Selling Stockholders shall have performed a!l of their respective covenants and obligations hereunder and to the following additional conditions:

                          (a)     The Prospectus shall have been filed with the
Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, or any part thereof shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives.

                          (b)     The Representatives shall have received on
the Closing Date or the Option Closing Date, as the case may be, the opinion of Manatt, Phelps & Phillips, LLP, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, to the effect that:

                                    (i)    The Company has been duly
                          incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus.

                                   (ii)    Each subsidiary of the Company has
                          been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus. The outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and

                                                                  DRAFT, 9/22/97

                          nonassessable and are owned of record and, to the knowledge of such counsel, beneficially, by the Company, free and clear of all liens, encumbrances and security interests known to such counsel, other than security interests specifically disclosed in the Prospectus. To the knowledge of such counsel, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or ownership interests in each such subsidiary are outstanding.

                                  (iii)    The Company has authorized and
                          outstanding capital stock as described in the Prospectus. The outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and nonassessable. The form of certificate for the Shares is in due and proper form and complies with all applicable statutory requirements. The Shares to be issued and sold by the Company pursuant to this Agreement have been duly authorized and, when issued and paid for as contemplated herein, will be validly issued, fully paid and nonassessable. Holders of the capital stock of the Company are not entitled to preemptive rights to subscribe to any additional shares of the Company's capital stock under the Company's Certificate of Incorporation or Bylaws. To the knowledge of such counsel, there are no other similar subscription rights of shareholders of the Company, or of holders of warrants, options, convertible securities or other rights to acquire shares of capital stock of the Company, with respect to any of the Shares or the issue and sale thereof To the knowledge of such counsel, no rights to register outstanding shares of the Company's capital stock, or shares issuable upon the exercise of outstanding warrants, options, convertible securities or other rights to acquire shares of such capital stock, exist which have not been validly exercised or waived with respect to the Registration Statement. The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Prospectus.

                                   (iv)    The Registration Statement has
                          become effective under the Act and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened by the Commission.

                                    (v)    The Registration Statement, the
                          Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the rules and regulations

                                                                  DRAFT, 9/22/97

                          thereunder (except that such counsel need express no opinion as to the financial statements and other financial information included therein).

                                   (vi)    The statements (A) in the Prospectus
                          under the captions "Risk Factors - Shares Eligible for Future Sale," "Business - Government Regulation and Export Controls," "Description of Capital Stock," and "Shares Eligible for Future Sale" and (B) in the Registration Statement in Items 14 and 15, insofar as such statements constitute a summary of matters of law, are accurate summaries and fairly present the information called for with respect to such matters.

                                  (vii)    Such counsel does not know of any
                          contracts, agreements, documents or instruments required to be filed as exhibits to the Registration Statement, or described in the Registration Statement or the Prospectus which are not so filed, or described as required; and insofar as any statements in the Registration Statement or the Prospectus constitute summaries of any contract, agreement, document or instrument to which the Company is a party, such statements are accurate summaries and fairly present the information called for with respect to such matters.

                                 (viii)    Such counsel knows of no legal or
                          governmental proceeding, pending or threatened, before any court or administrative body or regulatory agency, to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or Prospectus and are not so described, or statutes or regulations that are required to be described in the Registration Statement or the Prospectus that are not so described.

                                   (ix)    The execution and delivery of this
                          Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a violation of or default under the Certificate of Incorporation or Bylaws of the Company or any of its subsidiaries, or under any statute, permit, judgment, decree, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties (except that such counsel need express no opinion regarding any Blue Sky or other state securities laws), or under any lease, contract, indenture, mortgage, loan agreement or other agreement or other instrument or obligation known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or assets of the Company

                                                                  DRAFT, 9/22/97

                          or any of its subsidiaries is subject, except such agreements, instruments or obligations with respect to which valid consents or waivers have been obtained by the Company or any of its subsidiaries; provided, however, that with respect to any financial covenants contained in any of such agreements, instruments or obligations, such counsel need only opine that it has no knowledge of any such conflict, violation or default.

                                    (x)    The Company has the corporate power
                          and authority to enter into this Agreement and to authorize, issue and sell the Shares as contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company.

                                   (xi)    No approval, consent, order,
                          authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by state securities and blue sky laws and by the NASD, as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

                                  (xii)    The Company is not, and immediately
                          upon completion of the sale of Shares contemplated hereby will not be, required to register as an "investment company" under the Investment Company Act of 1940, as amended.

                                 (xiii)    to the knowledge of such counsel
                          after due inquiry, the Company and its Subsidiaries
                          (A) are in compliance with any and all applicable Environmental Laws, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

                                  (xiv)    to the knowledge of such counsel
                          after due inquiry, the Company and each of its subsidiaries holds and is operating in compliance with all material licenses, approvals, certificates and permits from governmental and regulatory authorities, foreign and domestic, which are necessary to the conduct of its business as described in the Prospectus.

                                                                  DRAFT, 9/22/97


Such counsel shall also state that on the basis of such counsel's review and participation in conferences in connection with the preparation of the Registration Statement and the Prospectus, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Closing Date or the Option Closing Date, as the case may be, (other than the financial statements and other financial information therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date or the Option Closing Date, as the case may be, (other than the financial statements and other financial information therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the Closing Date or the Option Closing Date, as the case may be, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date or the Option Closing Date, as the case may be, (other than the financial statements and other financial information therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed.

                 In rendering the above opinions, counsel may rely as to factual matters upon the representations of the Company contained in this Agreement and upon certificates of officers of the Company and of public officials.

                          (c)     The Representatives shall have received on
the Closing Date or the Option Closing Date, as the case may be, the opinion of counsel for each of the Selling Stockholders, which counsel shall be reasonably acceptable to the Representatives, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, to the effect that:


                                    (i)    A Power of Attorney and a Custody
                          Agreement have been duly executed and delivered by such Selling Stockholder and are the valid and binding agreements of such Selling Stockholder.

                                   (ii)    This Agreement has been duly
                          authorized, executed and delivered by or on behalf of such Selling Stockholder.

                                  (iii) The sale of the Shares to be sold by such Selling Stockholder hereunder and the execution and delivery of and compliance

                                                                  DRAFT, 9/22/97

                          by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the organizational documents of such Selling Stockholder if such Selling Stockholder is a corporation or partnership, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder.

                                   (iv)    No consent, approval, authorization
                          or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder, except such consents, approvals, authorizations or orders as have been validly obtained and are in full force and effect, such as have been obtained under the Act and such as may be required under the state securities or blue sky laws in connection with the purchase and distribution of such Shares by the Underwriters.

                                    (v)    Such Selling Stockholder has full
                          right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder.

                                   (vi)    Good and valid title to the Shares
                          being sold by such Selling Stockholder, free and clear of any claims, liens, encumbrances, security interests or other adverse claims, has been transferred to each of the several Underwriters who have purchased such Shares in good faith and without notice of any such claim, lien, encumbrance, security interest or other adverse claim within the meaning of the Uniform Commercial Code.

                 In rendering the opinions described above, counsel for each of the Selling Stockholders may rely, as to matters of fact with respect to such Selling Stockholder, upon the representations of such Selling Stockholder contained in this Agreement, the Power of Attorney and the Custody Agreement.

                                                                  DRAFT, 9/22/97

                          (d)     The Representatives shall have received from
Katten Muchin & Zavis, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to the incorporation of the Company, the validity of the Shares, the Registration Statement, the Prospectus, and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

                          (e)     The Representatives shall have received on
each of the date hereof, the Closing Date and the Option Closing Date, as the case may be, a signed letter, dated as of the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Representatives of Coopers & Lybrand, L.L.P. and Price Waterhouse, LLP, to the effect that they are independent public accountants with respect to the Company within the meaning of the Act and the related rules and regulations and containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                          (f)     Subsequent to the execution and delivery of
this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, there shall not have been any change or any development involving a reasonably foreseeable change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in your reasonable judgment, is material and adverse to the Company and makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Closing Date or the Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

                          (g)     The Representatives shall have received on
the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the chief executive officer and the chief financial officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

                                   (i)     The Prospectus was filed with the
                          Commission pursuant to Rule 424(b) within the applicable period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been initiated or are, to his knowledge, threatened by the Commission.

                                  (ii)     The representations and warranties
                          of the Company set forth in Section 1 of this Agreement are true and correct at and as of the

                                                                  DRAFT, 9/22/97

                          Closing Date or the Option Closing Date, as the case may be, and the Company has performed all of its obligations under this Agreement to be performed at or prior to the Closing Date or the Option Closing Date, as the case may be.

                          (h)     The Representatives shall have received on
the Closing Date or the Option Date, as the case may be, a certificate of the Selling Stockholders pursuant to which the Selling Stockholders certify that their representations and warranties set forth in this Agreement are true and correct at and as of the Closing Date or the Option Date, as the case may be, and that they have performed all of their obligations under this Agreement to be performed at or prior to the Closing Date or the Option Closing Date, as the case may be.

                          (i)     The Company and the Selling Stockholders
shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably have requested.

                 The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Representatives and Katten Muchin & Zavis, counsel for the Underwriters.

                 If any of the conditions hereinabove provided for in this
Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be. In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 6 and 8 hereof.

                 8.       INDEMNIFICATION.

                          (a)     The Company and the Insider Selling
Stockholders, jointly and not severally, agree to indemnify and hold harmless each Underwriter, each officer, director, employee and agent thereof, and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or such persons may became subject under the Act or otherwise, insofar as 'such losses, claims, damages or liabilities (or actions or proceedings in respect thereof arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, including any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Common Stock or the offering contemplated hereby, and which is included as part of or referred

                                                                  DRAFT, 9/22/97

to in any losses, claims, damages or liabilities (or actions or proceedings in respect thereof arising out of or based upon matters covered by clause (i) or
(ii) above, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable (A) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made
(1) in the Registration Statement, any Preliminary Prospectus or the Prospectus, including any amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein or (2) in any Preliminary Prospectus if the untrue statement or omission was corrected in the Prospectus (or any amendment or supplement thereto), sufficient quantities of the Prospectus (or the amendment or supplement) were provided to such Underwriter prior to the time that it was required to deliver the Prospectus under the Act, the person bringing the claim against which indemnification is sought was an original purchaser of Shares from such Underwriter in the offering contemplated by the Registration Statement to whom such Underwriter sent a confirmation of the sale, and such Underwriter failed to deliver the Prospectus (or such amendment or supplement) to such person when required under the Act; or (B) in the case of any matter covered by clause (iii) above to the extent that it is determined in a final judgment by a court of competent jurisdiction that such losses, claims, damages or liabilities resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct.



                          (b)     Each of the Selling Stockholders, severally
in proportion to the number of Shares to be sold by such Selling Stockholder hereunder, agrees to indemnify and hold harmless each Underwriter, each officer and director thereof, and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages, or liabilities to which such Underwriter or such persons may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, including any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading in light of the circumstances under which they were made, but only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon and conformity with written information furnished to the Company by such Selling Stockholders for use therein, and will reimburse each Underwriter and each such controlling

                                                                  DRAFT, 9/22/97

person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no Selling Stockholder shall be required to pay amounts for indemnification, including expenses, which exceed the aggregate net proceeds received by such Selling Stockholder from the sale of Shares to the Underwriters; and further provided that the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Registration Statement, any Preliminary Prospectus or the Prospectus, including any amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

                          (c)     Each Underwriter agrees to indemnify and hold
harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each Selling Stockholder and each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Stockholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Stockholder or controlling person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

                          (d)     In case any proceeding (including any
governmental investigation) shall be instituted involving any person in respect of which indemnity or contribution may be sought pursuant to this Section 8, such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing. No indemnification provided for in Section 8(a), (b)or (c) or contribution provided for in Section 8(e) shall be available with respect to a proceeding to any party who shall fail to give notice of such proceeding as provided in this
Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying

                                                                  DRAFT, 9/22/97

party or parties from any liability which it or they may have to the indemnified party otherwise than on account of the provisions of Section 8(a),
(b),(c) or (d). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying parry similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay promptly as incurred the reasonable fees and expenses of the counsel retained by the indemnified party in the event (i) the indexing party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm at any time for all such indemnified parties. Such firm shall be designated in writing by the Representatives and shall be reasonably satisfactory to the Company in the case of parties indemnified pursuant to Section 8(a) or (b) and shall be designated in writing by the Company and shall be reasonably satisfactory to the Representatives in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                          (e)     If the indemnification provided for in this
Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a), (b)or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, as well as any other relevant

                                                                  DRAFT, 9/22/97

equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereto) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8(e), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter; and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

                          (f)     The obligations of the Company and the
Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have, and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the Underwriters may otherwise have.

                          (g)     The indemnity and contribution provisions
contained in this Section 8 and the representations and warranties of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling the Underwriter, the Selling Stockholders or any person controlling the Selling Stockholders, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

                          (h)     Notwithstanding anything to the contrary
contained herein, the aggregate liability of the Selling Stockholders pursuant to the provisions of this Section 8 and with respect to breaches of the representations, warranties and agreements contained in Section

                                                                  DRAFT, 9/22/97

2, except for liability resulting from the willful misconduct or intentional action of the Selling Stockholders, shall not exceed an amount equal to the total price at which the Shares of which the Selling Stockholders are a beneficial owner (as defined in rule 13d-3 under the Exchange Act) were sold to the public hereunder.

                 9.       DEFAULT BY UNDERWRITERS.

                 If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Stockholder), you, as Representatives of the Underwriters, shall use your best efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Stockholders such amounts as may be agreed upon, and upon the terms set forth herein, of the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then
(a) if the aggregate number of Shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company and the Selling Stockholders or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company and the Selling Stockholders except for expenses to be borne by the Company, the Selling Stockholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in
Section 8 hereof In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "UNDERWRITER" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                                                                  DRAFT, 9/22/97

                 10.      NOTICES.

                 All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telegraphed and confirmed as follows: if to the Underwriters, to Furman Selz LLC, 101 California Street, Suite 4300, San Francisco, California 94111, Attn: Eric Edmondson, Sr., Managing Director, and Furman Selz LLC, 101 California Street, Suite 4300, San Francisco, California 94111, Attn: Eric Edmondson, Sr. Managing Director, Montgomery Securities, 600 Montgomery Street, San Francisco, California 94111, Attention: [BEN HOWE], Managing Director, and Dain Bosworth Incorporated, Dain Bosworth Plaza, 60 South Sixth Street, Minneapolis, Minnesota, Attention: Michael J. Norton, Managing Director, with a copy to Howard S. Lanznar, Esq., Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693; if to the Company, to Transcrypt International, Inc., 4800 NW 1st Street, Lincoln, Nebraska 68521, Attention:
[JEFFERY L. FULLER, CHIEF EXECUTIVE OFFICER], with a copy to William Ouicksilver, Esq., Manatt, Phelps & Phillips, LLP, 11355 West Olympic Boulevard, Los Angeles, California 90064; and if to the Selling Stockholders, to ____________________________, with a copy to
___________________________________.

                 11.      TERMINATION.

                 This Agreement may be terminated by you by notice to the Company and the Selling Stockholders as follows:

                          (a)     at any time prior to the earlier of (i) the
time the Shares are released by you for sale by notice to the Underwriters or
(ii) 12:00 noon, Minneapolis time, on the first business day following the later of the date on which the Registration Statement becomes effective or the date of this Agreement;

                          (b)     at any time prior to the Closing Date if any
of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in or affecting the condition, financial or otherwise, of the Company taken as a whole or the business affairs, management, financial position, shareholders' equity or results of operations of the Company taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Shares impracticable or inadvisable, (iii) suspension of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or limitation on prices generally (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, or a halt or suspension of trading in securities generally which are quoted on Nasdaq National

                                                                  DRAFT, 9/22/97

Market System, or (iv) declaration of a banking moratorium by either federal or New York State authorities; or

                          (c)     as provided in Sections 7 and 9 of this
Agreement.

                 This Agreement also may be terminated by you, by notice to the Company, as to any obligation of the Underwriters to purchase the Option Shares, upon the occurrence at any time prior to the Option Closing Date of any of the events described in subparagraph (b) above or as provided in Sections 6 and 8 of this Agreement.

                 12.      WRITTEN INFORMATION.

                 For all purposes under this Agreement (including, without limitation, Section 1, Section 2, Section 3 and Section 8 hereof), the Company and the Selling Stockholders understand and agree with each of the Underwriters that the following constitutes the only written information furnished to the Company by or through the Representatives specifically for use in preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto: (i) the per share "Price to Public" ad per share "Underwriting Discounts and Commissions" set forth on the cover page of the Prospectus, (ii) the information relating to stabilization set forth in the last paragraph on page two of the Preliminary Prospectus and the Prospectus, and (iii) the information set forth in the first, second, fifth, seventh and eighth (insofar as the information therein concerns the Underwriters) paragraphs under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus.

                 13.      SUCCESSORS.

                 This Agreement has been and is made solely for the benefit of and shall be binding upon the Underwriters, the Company, the Selling Stockholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "SUCCESSORS" shall not include any purchaser of the Shares merely because of such purchase.

                 14.      MISCELLANEOUS.

                 The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b)any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers or the Selling Stockholders and (c) delivery of and payment for the Shares under this Agreement.

                                                                  DRAFT, 9/22/97

                 Each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction or any provision hereof in any other jurisdiction.

                 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 This Agreement shall be governed by, and construed in accordance with, the laws of the State of [NEW YORK].

                                                                  DRAFT, 9/22/97

                 If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholders and the several Underwrites in accordance with its terms.




                                       Very truly yours,

                                       TRANSCRYPT INTERNATIONAL, INC.

                                       By: _____________________________
                                           Jeffery L. Fuller
                                           President and Chief Executive
                                           Officer

                                       SELLING STOCKHOLDERS
                                       LISTED ON SCHEDULE B

                                       By:______________________________
                                          Attorney-in-Fact

                                       By:______________________________
                                          Attorney-in-Fact

The foregoing Underwriting Agreement
is hereby confirmed and accepted as of
the date first above written.

FURMAN SELZ LLC
MONTGOMERY SECURITIES
DAIN BOSWORTH INCORPORATED

As Representatives of the several Underwriters


By:  FURMAN SELZ LLC


By:  _________________________________________
Its: _________________________________________

                                                                  DRAFT, 9/22/97

                                   SCHEDULE A

                            SCHEDULE OF UNDERWRITERS

                                                          Number of Firm               Maximum Number
                   Underwriter                        Shares to be Purchased          of Option Shares
                   -----------                        ----------------------          ----------------
  Furman Selz LLC . . . . . . . . . . . . . . .

  Montgomery Securities   . . . . . . . . . . .

  Dain Bosworth Incorporated  . . . . . . . . .

                        . . . . . . . . . . . .
                        . . . . . . . . . . . .

                        . . . . . . . . . . . .
                                                            ----------                    --------

                                                            4,000,000                      600,000
                                                            =========                      =======
   Total    . . . . . . . . . . . . . . . . . .

                                                                  DRAFT, 9/22/97

                                   SCHEDULE B


                                                                   Number of             Maximum Number
                            Seller                                Firm Shares          of Option Shares*/
                            ------                                -----------          -----------------
  Transcrypt International, Inc.  . . . . . . . . . . . . .        2,000,000                184,481
  Selling Stockholders:

                                  . . . . . . . . . . . . .        2,000,000                415,519
                                  . . . . . . . . . . . . .
                                                                    -------                 -------



                   Total  . . . . . . . . . . . . . . . . .        4,000,000                600,000
                                                                   =========                =======





__________________________________

  */   If the  underwriters elect  to purchase  some, but  less than  all, of the Option Shares, the Option Shares to be purchased shall be purchased pro rata in proportion to the number of Option Shares owned by each Selling Shareholder as set forth above.